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                                                                   EXHIBIT 10.15

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER HEREOF FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE A PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF. SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.


PS-_____                                                  Warrant to Purchase
                                                     Shares of Preferred Stock
                                                       (Subject to Adjustment)


                               DIGIRAD CORPORATION
                        PREFERRED STOCK PURCHASE WARRANT

                          VOID AFTER SEPTEMBER 29, 2005


         Digirad Corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, ________________________ (including any successors and assigns, "Holder"), is entitled, and subject to the terms set forth below, to purchase from the Company at any time (A) after the earlier to occur of (i) the completion of a Qualified Equity Financing (as defined in the Notes), (ii) ten (10) days prior to the completion of an Acquisition (as defined in the Notes) or (iii) July 1, 2001, and (B) before the earlier to occur of (i) 5:00 PM Pacific time, on September 29, 2005 (the "Expiration Date"), (ii) the initial underwritten public offering of the Company's Common Stock or (iii) the completion of an Acquisition, shares of Preferred Stock of the Company, with the number of shares and the exercise price of the Warrant to be determined as follows:

         (a) If the Company completes a Qualified Equity Financing or Acquisition on or before January 1, 2001, then (i) the exercise price of the Warrant will be the New Equity Per Share Price or Acquisition Per Share Price, as the case may be, and (ii) this Warrant will be exercisable into that aggregate number of New Equity Shares or Acquisition Shares, as the case may be, equal to (A) ten percent (10%) of the Issue Price of the Note issued to the Holder divided by (B) the New Equity Per Share Price or the Acquisition Per Share Price, as the case may be.

         (b) If the Company completes a Qualified Equity Financing or Acquisition between January 2, 2001 and on or before February 1, 2001, then (i) the exercise price of the Warrant will be the New Equity Per Share Price or Acquisition Per Share Price, as the case may be, and (ii) this Warrant will be exercisable into that aggregate number of New Equity Shares or Acquisition Shares, as the case may be, equal to (A) twenty percent (20%) of the Issue Price of the Note issued to the Holder divided by (B) the New Equity Per Share Price or the Acquisition Per Share Price, as the case may be.


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         (c) If the Company completes a Qualified Equity Financing or
Acquisition between February 2, 2001 and on or before March 1, 2001, then (i) the exercise price of the Warrant will be the New Equity Per Share Price or Acquisition Per Share Price, as the case may be, and (ii) this Warrant will be exercisable into that aggregate number of New Equity Shares or Acquisition Shares, as the case may be, equal to (A) thirty percent (30%) of the Issue Price of the Note issued to the Holder divided by (B) the New Equity Per Share Price or the Acquisition Per Share Price, as the case may be.

         (d) If the Company completes a Qualified Equity Financing or Acquisition between March 2, 2001 and on or before June 30, 2001, then (i) the exercise price of the Warrant will be the New Equity Per Share Price or Acquisition Per Share Price, as the case may be, and (ii) this Warrant will be exercisable into that aggregate number of New Equity Shares or Acquisition Shares, as the case may be, equal to (A) forty percent (40%) of the Issue Price of the Note issued to the Holder divided by (B) the New Equity Per Share Price or the Acquisition Per Share Price, as the case may be.

         (e) In the event the Company has not completed a Qualified Equity Financing or Acquisition as of July 1, 2001, then (i) the exercise price of the Warrant will be $3.036 per share, and (ii) this Warrant will be exercisable into that aggregate number of the Company's Series E Preferred Stock equal to (A) forty percent (40%) of the Issue Price of the Note issued to the Holder divided by (B) $3.036 per share.

         Holder acknowledges that each of the warrant thresholds heretofore described in sections (a) through (e) are not cumulative and that upon each increase in the amount of warrants to be issue to Holder, Holder is receiving the maximum aggregate amount of warrants to which it is entitled. (For example, if the Company completes a Qualified Equity Financing as of February 4, 2001, Holder is entitled to a MAXIMUM aggregate of number of New Equity Shares equal to thirty percent (30%) of the Issue Price of the Note issued to the Holder divided by the Per Share Price.)

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

         (b) The term "Preferred Stock" shall mean the Preferred Stock of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive on the exercise hereof, in lieu of or in addition to Preferred Stock, or which at any time shall be issuable in exchange for or in replacement of Preferred Stock.

         (c) The term "Purchase Agreement" shall mean the Convertible Promissory Note and Warrant Purchase Agreement dated as of the date hereof by and among the Company, the Holder and the purchasers of the other Warrants.

         (d) The term "Warrant" shall mean one of a series of warrants issued pursuant to the Purchase Agreement (which warrants together are designated, the "Warrants").


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         1.       INITIAL EXERCISE DATE; EXPIRATION.  This Warrant may be
exercised at any time within the time periods described in the preamble and
Section 5.3 (the "Exercise Period").

         2. EXERCISE OF WARRANT; PARTIAL EXERCISE. This Warrant may be exercised in full by the Holder by surrender of this Warrant, together with the Holder's duly executed form of subscription attached hereto as SCHEDULE
1, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the aggregate exercise price (as determined above) of the shares of Preferred Stock to be purchased hereunder. The exercise of this Warrant pursuant to this Section 2 shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in this Section 2, and at such time the person in whose name any certificate for shares of Preferred Stock shall be issuable upon such exercise shall be deemed to be the record holder of such Preferred Stock for all purposes. As soon as practicable after the exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Preferred Stock to which the Holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share of Preferred Stock as determined in good faith by the Board of Directors, and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant.

         3.       NET ISSUANCE.

                  3.1 RIGHT TO CONVERT. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant (the "Conversion Right") into shares of Preferred Stock as provided in this Section 3 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Preferred Stock computed using the following formula:

                                    X = Y (A - B)
                                    -------------
                                          A

         Where      X =    the number of shares of Preferred Stock to be
delivered to the holder

                    Y =    the number of Converted Warrant Shares

                    A =    the fair market value of one share of the Company's
Preferred Stock on the Conversion Date (as defined below)

                    B =    the per share exercise price of the Warrant (as
adjusted to the Conversion Date)

No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of


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the resulting fractional share on the Conversion Date (as defined below).
Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

                  3.2 METHOD OF EXERCISE. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right shall be delivered to the Holder promptly following the Conversion Date.

                  3.3 DETERMINATION OF FAIR MARKET VALUE. For purposes of this
Section 3, fair market value of a share of Preferred Stock on the Conversion Date shall mean the fair market value as determined by the Board of Directors of the Company in good faith.

         4. LIMIT ON RIGHTS OF THE HOLDER UPON EXERCISE. The Holder acknowledges and agrees that upon the exercise of this Warrant in full or in part, the following provisions shall apply to the rights of the Holder as a holder of Preferred Stock:

                  4.1 MARKET STAND-OFF AGREEMENT. During the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the "Act), the Holder or any future transferee will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that such agreement shall not exceed one hundred eighty (180) days.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder or any future transferee (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         5. ADJUSTMENTS TO CONVERSION PRICE. The number and kind of shares of Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the exercise price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  5.1 DIVIDENDS, DISTRIBUTIONS, STOCK SPLITS OR COMBINATIONS. If the Company shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of Preferred Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Preferred Stock (as the case may be), then and in each such event the exercise price hereunder then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the exercise price hereunder then in effect


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by a fraction: (a) the numerator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately prior to the time of issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately after the time of issuance or the close of business on such record date. If the Company shall at any time subdivide the outstanding shares of Preferred Stock (or any securities into which such Preferred Stock is convertible), or if the Company shall at any time combine the outstanding shares of Preferred Stock (or any securities into which such Preferred Stock is convertible), then the exercise price hereunder immediately shall be decreased proportionally (in the case of a subdivision) or increased proportionally (in the case of a combination). Any such adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  5.2 RECLASSIFICATION OR REORGANIZATION. If the Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 5.1 above, or a reorganization, merger, consolidation or sale of assets provided for in Section 5.3 below), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

                  5.3 MERGER, CONSOLIDATION OR SALE OF ASSETS. Subject to the preamble, in the event of, at any time prior to the Expiration Date, an initial public offering of securities of the Company registered under the Act, or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Company shall provide to the Holder ten (10) days advance written notice of such public offering, consolidation, merger or sale or other disposition of the Company's assets, and this Warrant shall terminate unless exercised prior to the date such public offering is declared effective by the Securities and Exchange Commission or the occurrence of such consolidation, merger or sale or other disposition of the Company's assets. If at any time or from time to time there shall be a capital reorganization of the Preferred Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) of the Company, then as a part of such reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or property of the Company, resulting from such reorganization, to which a holder of the number of shares of Preferred Stock (or any


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shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization.

                  5.4 NOTICE OF ADJUSTMENTS AND RECORD DATES. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the exercise price hereunder and the number of shares of Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based.

         6. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

         7. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Preferred Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

         8.       MISCELLANEOUS.

                  8.1 TRANSFER OF WARRANT. This Warrant shall not be transferable or assignable in any manner without the express written consent of the Company, and any such attempted disposition of this Warrant or any portion hereof shall be of no force or effect unless such disposition is in compliance with the Agreement.

                  8.2 TITLES AND SUBTITLES. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

                  8.3 NOTICES. Any notice required or permitted under this Warrant shall be given in writing and in accordance with Section 6.4 of the Purchase Agreement (for purposes of which, the term "Investor" shall mean Holder hereunder), except as otherwise expressly provided in this Warrant.

                  8.4 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  8.5 AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of Warrants representing together the right to purchase at least fifty-one percent


                                       6


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(51%) of all of the Preferred Stock of the Company subject to purchase pursuant to all of the Warrants and in accordance with the Purchase Agreement. Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon the Holder of this Warrant (and of any securities into which this Warrant is convertible), each future holder of all such securities, and the Company.

                  8.6 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  8.7 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.




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                  8.8 COUNTERPARTS. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Date:  September 29, 2000                            DIGIRAD CORPORATION,
                                                     a Delaware corporation


                                       By:
                                           ---------------------------------
                                           Scott Huennekens
                                           President


ACKNOWLEDGED AND AGREED:

-----------------------------------


By:
   --------------------------------

Title:
      -----------------------------


                           [SIGNATURE PAGE TO WARRANT]


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                                   SCHEDULE 1

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)



To:      DIGIRAD CORPORATION

         The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ___________ shares of Preferred Stock of Digirad Corporation, and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________, whose address is
_____________________________________________________________.


                                       ---------------------------------------
                                       (Signature must conform in all respects
                                       to name of the Holder as specified on
                                       the face of the Warrant)


                                       ---------------------------------------
                                       (Print Name)

                                       ---------------------------------------

                                       ---------------------------------------
                                       (Address)





Dated:           ___________________



* Insert here the number of shares as to which the Warrant is being exercised.



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                                   SCHEDULE I


Warrant
Number         Warrantholder                                  Number of Shares
-------        -------------                                  ----------------
PS-1           Kingsbury Capital Partners, L.P. III                  9,881

PS-2           Ocean Avenue Investors, LLC - Anacapa Fund I         16,469

PS-3           Vector Late-Stage Equity Fund II (QP), L.P.          12,351

PS-4           Vector Late-Stage Equity Fund II, L.P.                4,117

PS-5           Kingsbury Capital Partners, L.P. IV                  23,057
